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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 17, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                    000-32741                   84-1394211
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)



 13-01 Pollitt Drive, Fair Lawn, NJ                             07410
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(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On April 17, 2006 Vyteris Holdings (Nevada), Inc. received a letter from its independent accountant, Ernst & Young LLP, stating that the client-auditor relationship between Vyteris Holdings (Nevada), Inc. and Ernst & Young LLP has ceased. No reason was given.

Ernst & Young LLP's reports on the financial statements of Vyteris Holdings (Nevada), Inc. for the past two years contained the following going concern qualification:

        "The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in
        Note 1, the Company has incurred recurring losses and is dependent upon obtaining sufficient financing to fund operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern, the financial statements do not include any adjustments to reflect the possible future effects of the recoverability of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty."

Their reports contained no other adverse opinions or disclaimers of opinion, nor were there any other modifications as to certainty, audit scope, or accounting principles.

There were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ernst & Young LLP's satisfaction would have caused it to make reference to the subject matter of the disagreement (s) in connection with their report.

We have authorized Ernst & Young LLP to respond fully to the inquiries of the successor independent accountants.

A copy of the disclosures made in response to this Item have been provided to Ernst & Young LLP and the Company has requested that Ernst & Young LLP furnish a letter addressed to the Commission stating whether it agrees with the above statements made by the Company and, if not, stating the respects in which it does not agree. Ernst & Young's response to that request is contained as an Exhibit to this Form 8-K.

ITEM 9.         FINANCIAL STATEMENTS AND EXHIBITS

        The following Exhibit is attached to this Current Report:

        99.1    Letter from Ernst & Young LLP, dated April 21, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VYTERIS HOLDINGS (NEVADA), INC.



                                   By: /s/ Timothy McIntyre
                                      ------------------------------------------
                                   Name:  Timothy McIntyre
                                   Title:  President and Chief Executive Officer




Dated:  April 21, 2006